Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
December 31, 1996



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.9185%



        Excess Protection Level
          3 Month Average   5.30%
          December, 1996   5.41%
          November, 1996   5.35%
          October, 1996   5.15%


        Cash Yield                                  17.30%


        Investor Charge Offs                         3.97%


        Base Rate                                    7.92%


        Over 35 Day Delinquency                      4.52%


        Seller's Interest                           17.12%


        Total Payment Rate                          11.85%


        Total Principal Balance                     $ 23,372,253,332.68


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,000,325,814.19